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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 2003


                        FELCOR LODGING TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)



          MARYLAND                      1-14236                   75-2541756
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


             545 E. JOHN CARPENTER FREEWAY
                          SUITE 1300
                        IRVING, TEXAS                             75062
           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (972) 444-4900


          (Former name or former address, if changed since last report)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 29, 2003, FelCor Lodging Trust Incorporated issued a press release announcing its results of operations for the quarterly period ended September 30, 2003, and published its Third Quarter 2003 Supplemental Information, which provides additional corporate data, financial highlights and portfolio statistical data for the quarter ended September 30, 2003. Copies of the press release and the Third Quarter 2003 Supplemental Information are furnished herewith as Exhibits 99.1 and 99.2, respectively. Copies of the foregoing are also available on FelCor's website at WWW.FELCOR.COM, on its Investor Relations page in the "Financial Reports" section.

         The information provided in response to this Item 12, including Exhibits 99.1 and 99.2, shall not be deemed "filed" with the Securities and Exchange Commission, nor incorporated by reference into any registration statement filed by FelCor Lodging Trust Incorporated under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

99.1- Press release issued by FelCor Lodging Trust Incorporated on October 29, 2003, announcing its results of operations for the quarterly and nine month periods ended September 30, 2003.

99.2- Third Quarter 2003 Supplemental Information, published by FelCor Lodging Trust Incorporated on October 29, 2003, providing additional corporate data, financial highlights and portfolio statistical data for the quarter and nine month period ended September 30, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FELCOR LODGING TRUST INCORPORATED



Date:   October 29, 2003                    By: /s/ Richard J. O'Brien
                                                --------------------------------
                                            Name:  Richard J. O'Brien
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


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                               INDEX TO EXHIBITS



NO.                                        DESCRIPTION
---               --------------------------------------------------------------
99.1              Press release issued by FelCor Lodging Trust Incorporated on
                  October 29, 2003, announcing its results of operations for the quarterly period ended September 30, 2003.

99.2              Third Quarter 2003 Supplemental Information, published by
                  FelCor Lodging Trust Incorporated on October 29, 2003, providing additional corporate data, financial highlights and portfolio statistical data for the quarter ended September 30, 2003.